UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2015

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma	73107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K/A of LSB Industries, Inc. (the “Company”) amends the Company’s Current Report on Form 8-K dated December 22, 2015 and filed with the Securities and Exchange Commission on December 29, 2015 (the “Original Filing”).

As disclosed in the Original Filing, the Company appointed current interim Chief Executive Officer Daniel D. Greenwell to serve as President and Chief Executive Officer. This Current Report on Form 8-K/A amends the Original Filing to (i) set forth the description of the terms of the employment agreement between Mr. Greenwell and the Company, entered into and effective as of December 31, 2015 (the “Employment Agreement”) and (ii) describe the terms of a restricted stock award granted to Mr. Greenwell in connection with his appointment as President and Chief Executive Officer, made pursuant a Restricted Stock Agreement by and between the Company and Mr. Greenwell, dated December 31, 2015 (the “Restricted Stock Agreement”).

Employment Agreement

The Employment Agreement provides that Mr. Greenwell: (i) will serve as the President and Chief Executive Officer of the Company for an initial term of three (3) years with the Employment Agreement automatically renewing for successive one-year periods on the anniversary of the effective date until terminated by either party, as described below; (ii) will receive an annual base salary of at least $800,000; (iii) will be eligible to receive a target annual cash performance bonus equal to 62.5% of Mr. Greenwell’s base salary (the “target bonus”) and a maximum cash bonus equal to 125% of Mr. Greenwell’s base salary (the “maximum bonus”), depending on the Company’s achievement of performance criteria, as determine by the Board; (iv) will receive an annual equity award of restricted stock that has a value of not less than 337.5% of Mr. Greenwell’s base salary (the first grant described below); and (v) will receive four (4) weeks of paid vacation per calendar year.

The Employment Agreement provides that Mr. Greenwell will be eligible to receive benefits should his employment with the Company be terminated (i) due to death or disability, (ii) by the Company without Cause (as defined in the Employment Agreement), or (iii) by Mr. Greenwell for Good Reason (as defined in the Employment Agreement). If Mr. Greenwell’s employment with the Company is terminated due to death or disability, (1) Mr. Greenwell will receive a lump sum payment equal to a pro rata portion of his annual bonus based on actual company performance for the year of termination, paid at the same time such bonuses are paid to all employees generally and (2) all outstanding equity awards will vest pro rata as of the date of termination. If Mr. Greenwell’s employment is terminated by the Company without Cause or by Mr. Greenwell for Good Reason, Mr. Greenwell will receive (a) a lump sum payment equal to a pro rata portion of his annual bonus based on actual company performance for the year of termination, paid at the same time such bonuses are paid to all employees generally, (b) a lump sum payment equal to two (2) times his base salary and target bonus (three (3) times base salary and target bonus should the termination occur within twenty-four (24) months following a Change in Control) payable on the first pay date following execution of a release of claims, (c) accelerated vesting of all outstanding equity awards as of the date of termination, and (d) continuation of health benefits for eighteen (18) months on the same economic terms applicable prior to his termination. All severance or termination benefits payable to Mr. Greenwell under the Employment Agreement are dependent on his execution and delivery of a release of claims within sixty (60) days following the date of termination. Following termination of employment, Mr. Greenwell will be subject to non-compete and non-solicitation restrictions for a period of twenty-four (24) months.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Award of Restricted Stock

On December 31, 2015, the Company awarded 376,045 shares of Restricted Stock to Mr. Greenwell pursuant to the Restricted Stock Agreement.

The Restricted Stock Agreement provides, among other things, that:

•	the grant date is December 31, 2015;

•	15% of the shares of Restricted Stock will vest as of the grant date, and one-third of the remaining Restricted Stock will vest on the first anniversary of the grant date, and each subsequent anniversary, such that 100% of the shares of the Restricted Stock shall be vested on the third anniversary of the grant date;

•	all shares of Restricted Stock shall automatically vest in full upon a Change in Control of the Company (as defined in the Restricted Stock Agreement);

•	all shares of Restricted Stock shall automatically vest in full upon a termination of the Mr. Greenwell’s employment by the Company without cause or by Mr. Greenwell under certain circumstances described in the Restricted Stock Agreement; and

•	a pro-rata portion of the Restricted Stock shall automatically vest upon a termination of employment by reason of death or disability with such pro-rata portion calculated by multiplying the number of shares of Restricted Stock scheduled to vest on the anniversary of the grant date immediately succeeding such termination of employment by a fraction, the numerator of which is the number of days that have elapsed from the last anniversary of the grant date (or if such termination of employment occurs prior to the first anniversary of the grant date, then the number of days that have elapsed from the grant date) through the date of such termination of employment and the denominator of which shall be 365.

Under the Restricted Stock Agreement, the Restricted Stock will fully vest as described above so long as Mr. Greenwell has fulfilled the service and all other requirements mandated by the Restricted Stock Agreement, as applicable, and subject to the vesting acceleration events set forth therein.

The foregoing description of the Restricted Stock Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Restricted Stock Agreement, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

The filing of this Form 8-K/A is not an admission that our Form 8-K filed on December 22, 2015, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K filed on December 29, 2015.

Item 9.01. Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Employment Agreement by and between LSB Industries, Inc. and Daniel D. Greenwell, dated as of December 31, 2015.
10.2	Restricted Stock Agreement by and between LSB Industries, Inc. and Daniel D. Greenwell, dated as of December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2016

LSB INDUSTRIES, INC.

By:	/s/ Mark T. Behrman
Name:	Mark T. Behrman
Title:	Executive Vice President of Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Employment Agreement by and between LSB Industries, Inc. and Daniel D. Greenwell, dated as of December 31, 2015.
10.2	Restricted Stock Agreement by and between LSB Industries, Inc. and Daniel D. Greenwell, dated as of December 31, 2015.